SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 21, 2004

(Date of earliest event reported)

October 21, 2004

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

(I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

 46545

(Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

#

#

TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure.

               On October 21, 2004, the Company issued a press release announcing the declaration of a forth consecutive quarterly dividend, its financial results for the three and nine-month periods ended September 30, 2004.  The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)

Exhibits

a.1

Press release dated October 21, 2004.

Item 12. Results of Operations and Financial Condition

On October 21, 2004, the Company issued a press release announcing its financial results for the three and nine-month periods ended September 30, 2004.  The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

By:

/s/ Mark E. Secor

Mark E. Secor

Senior Vice President & Chief Financial Officer

#

#

News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

             msecor@sjcb.com

FOR IMMEDIATE RELEASE

St. Joseph Capital Corporation Announces

3rd Quarter Net Income Reaches All-Time High

Mishawaka, Indiana – October 21, 2004 – The chairman, president and chief executive officer of St. Joseph Capital Corporation (Nasdaq SC:SJOE), John Rosenthal, today announced that the Company’s third quarter net income reached an all-time high of $633,000 or $.35 fully diluted EPS representing an increase of approximately 110% over the same quarter a year ago.

Total assets as of September 30, 2004 reached $339.2 million, an increase of $74.0 million or 27.9% compared to September 30, 2003.  Loan growth during the third quarter was $20.7 million, the largest quarterly loan growth in the Company’s history.  Year-over-year loans were up $48.6 million or 22.8%.  The attached financial statements provide additional information and performance measurements.

Chairman Rosenthal stated, “The combination of significantly increased revenue and lower non-interest expenses both contributed to the improved bottom line.”

In addition to disclosing third quarter results, Chairman Rosenthal announced that a fourth consecutive quarterly dividend of $.04 per common share will be paid on December 15, 2004 to shareholders of record on December 1, 2004 and that the Company’s Elkhart Banking Center is on pace for occupation in the spring of 2005.

St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana.  Its primary operating subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area.  St. Joseph Capital Bank employs numerous delivery channels for their financial services including a unique courier service and electronic banking accessed via their website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

		ST. JOSEPH CAPITAL CORPORATION
	Selected Quarterly Consolidated Financial Data (Unaudited)

	(Dollars in thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
Summary of Financial Condition:	2004	2004	2004	2003	2003

Total assets	$ 339,165	$ 313,664	$ 305,558	$ 288,258	$ 265,119
Total cash and cash equivalents	22,085	16,824	22,425	35,429	13,979
Securities available for sale	48,229	48,195	50,590	24,134	32,248
Loans receivable, net of allowance for loan losses	261,562	240,848	225,913	222,974	212,953
Allowance for loan losses	3,540	3,445	3,361	3,317	3,223
Total deposits	254,599	209,103	208,929	207,282	182,311
FHLB advances and other debt	44,740	55,020	49,520	49,520	46,520
Total shareholders’ equity	25,944	24,843	25,295	24,235	23,144
Average shareholders’ equity	25,290	24,873	24,739	23,630	23,102
Average total assets	320,240	302,827	307,467	268,363	269,756

	(Dollars in thousands, except per share data)
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Summary of Operating Results:	2004	2004	2004	2003	2003

Total interest income	$ 3,763	$ 3,432	$ 3,343	$ 3,158	$ 3,160
Total interest expense	1,315	1,146	1,179	1,080	1,004
Net interest income	2,448	2,286	2,164	2,078	2,156
Provision for loan losses	95	84	44	94	94
Total noninterest income	168	135	207	224	235
Total noninterest expense	1,516	1,479	1,569	1,398	1,791
Income before income taxes	1,005	858	758	810	506
Income tax expense	372	318	232	295	205
Net income	$ 633	$ 540	$ 526	$ 515	$ 301

Supplemental Data:
Return on average total assets	0.79%	0.72%	0.69%	0.76%	0.44%
Return on average shareholders’ equity	9.96%	8.73%	8.55%	8.65%	5.17%
Net interest rate spread (1)	2.96%	2.97%	2.75%	3.11%	3.24%
Net yield on average interest-earning assets (2)	3.26%	3.26%	3.02%	3.48%	3.56%
Net interest income to noninterest expenses	161.48%	154.56%	137.92%	148.64%	120.38%
Average shareholders’ equity to average
total assets	7.90%	8.21%	8.05%	8.81%	8.56%
Average interest-earning assets to average
interest-bearing liabilities	116.82%	118.34%	116.90%	117.62%	115.34%
Nonperforming assets to total assets	0.00%	0.00%	0.00%	0.00%	0.00%
Nonperforming loans to total loans
receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Allowance for loan losses to total loans
receivable	1.34%	1.41%	1.47%	1.47%	1.49%
Allowance for loan losses to non-performing
loans receivable	0.00%	0.00%	0.00%	0.00%	0.00%
Basic income per common share	$ 0.37	$ 0.31	$ 0.30	$ 0.30	$ 0.18
Diluted income per common share	$ 0.35	$ 0.30	$ 0.29	$ 0.29	$ 0.17
Dividends declared per common share	$ 0.04	$ 0.04	$ 0.04	$ -	$ -
Book value per common share	$ 14.98	$ 14.34	$ 14.60	$ 14.19	$ 13.78
Number of offices	1	1	1	1	1

ST. JOSEPH CAPITAL CORPORATION

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands, except per share data)

Three Months Ended

Nine Months Ended

                                                                                                      Sept. 30, 2004

    Sept. 30, 2003

Sept. 30, 2004

  Sept. 30, 2003

Interest income

Loans, including fees

$

3,261

$

2,812

$

9,078

$

8,387

Securities and other interest income

502

348

1,460

1,149

3,763

3,160

10,538

9,536

Interest expense

Deposits

711

464

1,867

1,673

Securities sold under agreements

to repurchase and other borrowings

604

540

1,773

1,617

1,315

1,004

3,640

3,290

Net interest income

2,448

2,156

6,898

6,246

Provision for loan losses

95

94

223

233

Net interest income after provision for loan losses

2,353

2,062

6,675

6,013

Noninterest income

Gain on sales of securities available for sale, net

29

105

106

139

Other noninterest income

139

130

404

371

168

235

510

510

Noninterest expense

Employee compensation and benefits

1,051

888

3,132

2,641

Stock option expense

26

15

78

45

Severance

-

304

-

304

Occupancy and equipment expense

93

101

287

299

Other expense

346

483

1,067

1,175

1,516

1,791

4,564

4,464

Income before income taxes

1,005

506

2,621

2,059

Income tax expense

372

205

922

749

Net income

$

633

$

301

$

1,699

$

1,310

Basic income per common share

$

.37

$

.18

$

.98

$

.78

Diluted income per common share

$

.35

$

.17

$

.94

$

.75

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets (Unaudited)

(Dollars in thousands)

September 30, 2004

September 30, 2003

ASSETS

Total cash and cash equivalents

$

22,085

$

13,979

Securities available for sale

48,229

32,248

Federal Home Loan Bank (FHLB) stock

2,837

2,209

Loans receivable

265,102

216,176

Less: Allowance for loan losses

3,540

3,223

Loans receivable, net

261,562

212,953

Premises and equipment, net

1,320

1,381

Interest receivable and other assets

3,132

2,349

Total assets

$

339,165

$

265,119

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

254,599

$

182,311

Securities sold under agreements to repurchase

and other borrowings

13,026

12,345

FHLB advances

41,740

43,520

Subordinated debentures

3,000

3,000

Interest payable and other liabilities

856

799

Total liabilities

313,221

241,975

Total shareholders’ equity

25,944

23,144

Total liabilities and shareholders’ equity

$

339,165

$

265,119